Iron Market Opportunity Fund

Iron Strategic Income Fund

Supplement to the Prospectus dated December 29, 2006

Supplement dated July 11, 2007

Change in Dividend Paying Schedule

The Iron Strategic Income Fund is changing its dividend paying schedule from monthly to quarterly. This means that after the dividend paid in June 2007, the next dividend payment by the Fund will be in September 2007.

To reflect this change, the first paragraph under the section “Dividends, Distributions and Taxes” on page 27 of the Prospectus is replaced in its entirety with the following:

Dividends and Distributions

Each Fund typically distributes as dividends to its shareholders substantially all of its net investment income. The Strategic Income Fund will distribute dividends quarterly, while the Market Opportunity Fund will distribute dividends monthly. Each Fund distributes net realized capital gains, if any, to its shareholders at least annually. These distributions are automatically reinvested in the appropriate Fund unless you request cash distributions on your application or through a written request to the Fund.

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This supplement and the Prospectus dated December 29, 2006 provide the information a prospective investor should know about the Iron Funds and should be retained for future reference. A Statement of Additional Information dated December 29, 2006 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Iron Funds at (877) 322-0575.